SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2007

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 14, 2007, the Board of Directors of Arrhythmia Research Technology, Inc. (the “Corporation”) adopted Amended and Restated By-laws (the “By-laws”).  The amendment of the By-laws was undertaken to comply with American Stock Exchange (the “AMEX”) listing standards requiring all securities listed on the AMEX to be eligible for the Direct Registration System by January 1, 2008, and, among other things, to update the By-laws regarding electronic notices and meetings.  The purpose and effect of the principal amendments to the existing By-laws is briefly summarized below.  The summary of the amendments made to the existing By-laws of the Corporation is not intended to be complete and is qualified in its entirety to the Amended and Restated By-laws, attached as Exhibit 3.2 to this Current Report on Form 8-K.

Section 1B of Article II has been revised to delete the provisions relating to the ability of a majority of the stockholders to convene a special meeting on advance notice of business and Section 1C of Article II of the Bylaws has been amended to provide, in a new Section 2, that to be properly brought before an annual meeting by a stockholder, advance notice of business to be transacted at an annual meeting of stockholders must be provided not earlier than 120 days and not later than the 90th day prior to the anniversary of the previous year’s annual meeting; provided, however, that for the annual meeting of stockholders in 2008, a stockholder’s notice must be received not later than the close of business on January 5, 2008.  In addition, the section as amended requires certain additional information as to the proposal, in addition to information required under the prior Section 1B and that a stockholder must also comply with all applicable requirements of the Securities Exchange Act with respect to any proposed business.  The By-laws previously provided for notice not later than the 90th day prior to the anniversary of the previous year’s annual meeting.

Section 3 of Article II, previously section 2, has been modified to permit remote communication as an alternative to a special or annual meeting held in a designated place.

Section 4 of Article II, previously section 3, has been modified to provide for electronic transmission in addition to written notice not less than 10 nor more than 60 days of a stockholder meeting and to provide that the notice of meeting will include the means of remote communications, if any by which a stockholder may be deemed present in person and vote.  Section 10 of Article II has been conformed to permit stockholders to vote by remote communication, if applicable.

Section 5 of Article II, previously section 4, has been modified to clarify and expand upon the establishment of record dates in connection with meetings and dividends, to specify that the record date may not precede the date of the Board’s resolution and the establishment of a record date if no record date has been set by Board resolution.

Section 6 of Article II, previously section 5, has been modified to provide that the Secretary shall prepare, prior to each meeting of stockholders, rather than prior to elections of directors, a list of stockholders entitled to vote at the meeting.

Section 11 of Article II, previously section 10, has been modified to provide that stockholder action may be taken without a meeting, by written consent if signed by holders of outstanding stock having not less than a minimum number of votes necessary to authorize the action at a meeting of stockholders.  The By-laws previously required unanimous written consent for action by stockholders without a meeting.

Section 2A of Article III has been modified by the deletion of the restriction on the size of the Board of Directors.  The By-laws previously permitted not less than 2 or more than 6 directors.

Section 3 of Article III has been added to replace Section D of Article II to provide an advance notice requirement for director nominations by stockholders similar to that for stockholder proposals in modified Section 2 of Article II in lieu of notice 90 days prior to a stockholder meeting and to provide that a stockholder must also comply with applicable requirements of the Securities Exchange Act and that the nomination may be disregarded if the stockholder does not appear at the meeting to present the nomination.

Section 4 of Article III, renumbered section 5, has been modified to remove the requirement that election of directors be conducted by 3 judges appointed by the Board.

Section 8 of Article III, renumbered section 6D, has been modified to permit special meetings of the directors to be called by the chairman, the president or a majority of the directors orally, in writing, by telephone, facsimile, telegraph or telex, or electronic mail or other electronic means at least 24 hours prior to the meeting, rather than 48 hours in advance of the meeting personally, by mail or telegram by the president or two directors.

Section 12 of Article III, renumbered section 6H, has been modified to clarify that directors may receive reimbursement for expenses and compensation for attendance at regular and special meetings of the board or committees as approved by the Board of Directors.  The provision previously provided for reimbursement for expenses and a regular sum for each meeting or stated salary fixed by the directors.

Section 13 of Article III, renumbered as section 6I, has been modified to permit action by written consent by Directors by electronic transmission in addition to in writing.

Section 1 of Article IV has been modified to permit notices to directors by means of facsimile or electronic transmission or orally in addition to the previously permitted written notice and notices to stockholders by means of electronic transmission consented to by the stockholder as permitted by and subject to the requirements of Delaware General Corporation Law.  In addition, provisions relating to the definition of electronic transmission, notices to stockholders sharing the same address and exceptions to notice requirements have been added.

Section 2 of Article IV relating to waivers of notice has been modified to permit waivers of notice via electronic transmission and to provide that attendance at a meeting shall constitute a waiver of notice except if attendance is for the express purpose of objecting to transaction of business on the ground that the meeting was not lawfully called or convened.

Section 8 of Article V has been modified to clarify that the President presides at meetings of stockholders and Board of Directors in the event the Chairman is absent and to provide that the President shall serve as chief executive officer of the Corporation unless some other person has been so elected.

Section 10 of Article V has been added to provide for the office of Chief Financial Officer whose duties are to keep the books of account of the Corporation and render statements of financial affairs of the Corporation.

The previous section 12 of Article V as to appointment of a Clerk and/or assistant clerk has been deleted.

Section 13 of Article V has been modified to clarify that the chief operating officer has general management and control of the day to day business operations, rather than general supervision and control of the business, and to provide that he shall consult with and report to the Chief Executive Officer rather than the Board of Directors.

Article VIII has been modified to permit the issuance of the Corporation’s stock in uncertificated form, as required by the American Stock Exchange.  Prior to the amendment, the By-laws permitted the issuance of certificated stock only.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 19th day of December, 2007.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ David A. Garrison
David A. Garrison
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated Bylaws